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                                                                   EXHIBIT 99.2

            [This proxy card will be printed on white card stock.]

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                                                                   [COMPAQ LOGO]

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                                     PROXY

                          COMPAQ COMPUTER CORPORATION

           Special Meeting of Shareowners to be held March 20, 2002


                             2:00 p.m., local time



                         The Wyndham Greenspoint Hotel


                               Raphael Ballroom


                            12400 Greenspoint Drive


                           Houston, Texas 77060-1998




      This proxy is solicited on behalf of the Compaq Board of Directors


The undersigned hereby appoints Jeff Clarke and Thomas C. Siekman, and each of them, with full power of substitution, proxies of the undersigned to vote all shares of common stock of Compaq Computer Corporation that the undersigned is entitled to vote at the Special Meeting of Shareowners to be held on March 20, 2002, and all adjournments or postponements thereof, with all the powers the undersigned would possess if personally present, and particularly, without limiting the generality of the foregoing, to vote and act on the following matter and in their discretion upon such other business as may properly come before the meeting or any adjournment or postponement thereof.


THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF REORGANIZATION AMONG HEWLETT-PACKARD COMPANY, HELOISE MERGER CORPORATION AND COMPAQ AND APPROVE THE MERGER CONTEMPLATED THEREBY.

Shareowners of record at the close of business on January 28, 2002 will be entitled to vote at the Special Meeting or any adjournments or postponements thereof.

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  SEE         (continued, and to be signed, on the reverse side)          SEE
REVERSE                                                                 REVERSE
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[COMPAQ LOGO]
Compaq Computer Corporation

c/o EquiServe




P.O. Box 43068


Providence, Rhode Island 02940-5121



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________________________________________________     _________________________________________________

                Vote by Internet                                     Vote by Telephone
________________________________________________     _________________________________________________

It's fast, convenient, and your vote is              It's fast, convenient and immediate!
immediately confirmed and posted.

                                                     Call Toll-Free on a Touch-Tone Phone
                                                     1-877-PRX-VOTE (1-877-779-8683). If outside
                                                     the continental U.S. call collect on a Touch-Tone
                                                     Phone (201) 536-8073.

Follow these three easy steps:                       Follow these three easy steps:

1. Go to the Website.                                1. Call the toll-free number, 1-877-PRX-VOTE
   http://www.eproxyvote.com/cpq                        (1-877-779-8683).

2. Enter your 14-digit Control Number located on     2. Enter your 14-digit Control Number located on
   your Proxy Card above your name.                     your Proxy Card above your name.

3. Follow the instructions provided.                 3. Follow the recorded instructions.

Your vote is important!                              Your vote is important!

Go to http://www.eproxyvote.com/cpq                  Call 1-877-PRX-VOTE (1-877-779-8683)
Available only until 11:59 p.m. (EST), March 19,     Available only until 11:59 p.m. (EST), March 19,
2002                                                 2002
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   Do not return your Proxy Card if you are voting by Internet or telephone.

                        PLEASE DETACH PROXY CARD HERE.

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    Please mark
    votes as in this
[X] example

             The Compaq Board of Directors recommends a vote FOR:
                                                             ----

                                                      For Against Abstain
The proposal to approve and adopt the Agreement and   [_]   [_]     [_]
Plan of Reorganization among Hewlett-Packard Company,
Heloise Merger Corporation and Compaq Computer
Corporation and approve the merger contemplated thereby.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING                          [_]

MARK HERE FOR ADDRESS CHANGE AND NOTE CORRECTIONS AT LEFT            [_]

Please sign as name appears. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign with the full corporation name by authorized officer or officers.

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Signature: ________________________ Date: _____ Signature: ______________________ Date: _____
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